EXHIBIT A TO FRANKLIN RESOURCES, INC. AWARD AGREEMENT RESTRICTIVE COVENANTS This Exhibit A to the Franklin Resources, Inc. Award Agreement (the “Agreement”) shall apply if so indicated in the 2002 Universal Stock Incentive Plan, Notice of Restricted Stock Unit Award. Capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Agreement. References to national, federal, state or tribal law include, in countries other than the US, applicable local laws and collective bargaining agreements, and the provisions below will apply to the extent permitted by such applicable local laws and collective bargaining agreements. 1. Confidentiality. (a) Confidential Information Obligations and Restrictions. Participant shall keep confidential and, except as Franklin Resources, Inc. (the “Company” and, together with its subsidiaries, the “Company Group”) may otherwise consent to in writing, shall not divulge, communicate, disclose, or use to the detriment of the Company Group or for the benefit of any other person or persons, misuse in any way, or make any use of, except for the benefit of the Company Group, at any time either between the Award Date and the applicable Vesting Date or at any time thereafter, any Confidential Information. Participant shall not disclose, deliver, reproduce, or in any way allow any such Confidential Information to be disclosed, delivered to or used by any third parties without the specific direction or consent of a duly authorized representative of the Company, except in connection with the discharge of Participant’s duties. Any Confidential Information now or hereafter acquired by Participant with respect to the business of the Company Group shall be deemed a valuable, special and unique asset of the Company Group that is received by Participant in confidence and as a fiduciary, and Participant shall remain a fiduciary to the Company Group with respect to all of such information. Notwithstanding anything to the contrary herein, Participant shall not have any obligation to keep confidential any information (and the term “Confidential Information” shall not be deemed to include any information) that (i) is generally available to the public through no fault or wrongful act of Participant in breach of the terms hereof, or (ii) is disseminated by the Company Group publicly without requiring confidentiality. (b) Permissible Disclosure of Confidential Information. (i) Participant Rights Protected. Nothing in this Exhibit A, or any other agreement Participant has with the Company Group shall limit or interfere with Participant’s right to: (1) voluntarily communicate with an attorney retained by Participant; (2) file a charge or complaint with any Government Agency, voluntarily communicate with any Government Agency, or initiate, assist, participate, cooperate, provide information (including documents) or testify in any inquiry, investigation, proceeding or action that may be conducted by any Government Agency, in each case, regarding possible violations of law and without advance notice to or authorization from the Company, (3) seek and obtain payment or an award from the SEC or similar local equivalent, pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, or obtaining any other “whistleblower” award, to the extent such right cannot by law be waived, (4) disclose any information (including, without limitation, Confidential Information) to a Government Agency in response to any subpoena, court order or written request, provided that with respect to any subpoena, court order or written request on behalf of any non-governmental person, in connection with any private litigation or arbitration, Participant uses commercially reasonable efforts to cooperate with any effort by the Company Group to seek to challenge the subpoena, court order or written request on behalf of such non-governmental person or obtain a protective order limiting its disclosure, or other appropriate remedy, and Participant shall

2 provide prompt prior written notice to the Company’s General Counsel of such disclosure to a non- governmental person, (5) file or disclose any facts necessary to receive unemployment insurance, Medicaid or other public benefits to which Participant is entitled, (6) disclose the underlying facts or circumstances relating to claims of discrimination, in violation of laws prohibiting discrimination, against the Company Group or making truthful statements or disclosures related to unlawful discrimination, harassment or retaliation, or otherwise discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Participant has reason to believe is unlawful, or (7) disclose or discuss conduct, or the existence of a settlement involving conduct, relating to a dispute: (i) involving a nonconsensual sexual act or sexual contact, as such terms are defined in § 2246 of title 18, United States Code, or similar applicable national, tribal or state law, including when the victim lacks capacity to consent; or (ii) relating to conduct that is alleged to constitute sexual harassment under applicable national, federal, tribal or state law. (ii) Defend Trade Secrets Act. Participant will not be held criminally or civilly liable under any U.S. federal or state trade secret law, including the Defend Trade Secrets Act of 2016 (as amended from time to time) (or applicable law in jurisdictions other than the U.S. that afford equivalent disclosure protections) for the disclosure of any Confidential Information or other trade secret that is made in confidence to a Government Agency (or, in jurisdictions other than the U.S., to equivalent governmental agencies) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law. Participant will also not be held criminally or civilly liable under any U.S. federal or state trade secret law (or applicable law in jurisdictions other than the U.S. that afford equivalent disclosure protections) for the disclosure of any Confidential Information or other trade secret that is made in a complaint or other document filed in a legal proceeding, if such filing is made under seal (or, in the case of jurisdictions other than the U.S., in any manner that has equivalent effect). If Participant files a claim against the Company or any member of the Company Group alleging that the Company (or any member of the Company Group) retaliated against Participant for reporting a suspected violation of law, Participant may disclose the Confidential Information or other trade secret to Participant’s attorney and use the Confidential Information or other trade secret information in such legal proceeding provided Participant (i) files any document containing the Confidential Information or other trade secret under seal (if such facility exists in the relevant jurisdiction) or otherwise ensures that any such document containing Confidential Information is not accessible by the public, and (ii) does not otherwise disclose the Confidential Information or other trade secret, except pursuant to an order issued by the tribunal with jurisdiction over Participant’s claim. 2. Return of Confidential Material. Upon the completion or other termination of Participant’s services for the Company Group, or sooner if requested, Participant shall promptly surrender and deliver to the Company Group all records, materials, equipment, drawings, documents, notes and books and data of any nature pertaining to any Confidential Information of the Company Group or to Participant’s services, and Participant will not take any documents containing or pertaining to any Confidential Information or data of the Company Group which Participant may produce or obtain during the course of Participant’s services. 3. Restrictive Covenants. Participant agrees that the Company Group has invested substantial time, effort and expense in compiling its Confidential Information, protecting its trade secrets, building its goodwill, assembling its present staff of personnel and attracting and/or contracting with its current clients and customers and its prospective clients and customers. In consideration of the Company Group granting access to trade secrets and Confidential Information, and in order to protect the confidentiality of trade secrets and Confidential Information, the goodwill of the Company Group, and the Company Group’s connections with staff, clients and customers and prospective clients and customers, Participant further agrees in good faith that the provisions of Section 3 (including, as may be modified in Appendix 1) are reasonable and are not more restrictive than necessary to protect the legitimate business interests of the Company Group and the Affiliated Investment Vehicles. Further, Participant and the Company Group acknowledge and agree that the restrictions contained herein are not intended to and will not prevent Participant from earning a livelihood.

3 (a) Protected Personnel Non-Solicit and Non-Interference. Without limiting Participant’s obligations under applicable law, during the Restricted Period, Participant shall not, directly or indirectly (A) Solicit for employment or Solicit to hire or engage, or employ, hire or engage (whether as an employee, contractor, consultant or on any other basis), any Protected Personnel, (B) interfere with or harm the relationship between any Protected Personnel and the Company Group, or (C) form or seek to form a new or recombined entity or fund with any Protected Personnel. (b) Protected Relations Non-Solicit and Non-Interference. Without limiting Participant’s obligations under applicable law, during the Restricted Period, Participant shall not, directly or indirectly (A) Solicit, induce, direct or attempt to Solicit, induce or direct any Protected Relation to cease doing business, reduce or otherwise limit its business with the Company Group or the Affiliated Investment Vehicles, or (B) take any action that may interfere with or adversely affect the relationship of the Company Group or the Affiliated Investment Vehicles with any Protected Relation. 4. Modification; Severability. If a court determines that a restriction set forth in this Exhibit A (including, as may be modified in Appendix 1) cannot be enforced as written because it is overbroad in part (such as time, scope of activity, or geography), or if a restriction is unenforceable under the laws, rules or regulations of the jurisdiction in which Participant resides, the parties agree that the restrictions shall be enforced and/or a court shall enforce the restrictions in each case to such lesser extent as is allowed by law and/or reform the overbroad part of the restriction to make it enforceable to the fullest extent allowed by any specifically applicable state or provincial law, regulation, rule, or public policy. If, despite the foregoing, any provision contained in this Exhibit A (including, as may be modified in Appendix 1) is determined to be void, illegal or unenforceable, in whole or in part, then such provision shall be severed from this Exhibit A and the other provisions contained herein shall remain in full force and effect. 5. Consideration. The Award shall be in consideration for Participant’s execution of the Agreement and the covenants contained therein and herein, which include the aforementioned restrictions and, in particular, the non-interference and non-solicitation obligations set out in Section 3 of this Exhibit A (including, as may be modified in Appendix 1). 6. Award Agreement Restrictive Covenants. Participant expressly acknowledges that the restrictive covenants contained in this Exhibit A to the Award Agreement (including, as may be modified in Appendix 1) do not replace and/or supersede any other restrictive covenants agreed between Participant and the Company Group. Restrictive covenants contained in this Exhibit A (including, as may be modified in Appendix 1) are in addition to any other restrictive covenants agreed and may be enforced separately and independently. 7. Definitions. For purposes of this Exhibit A, the capitalized terms used herein shall have the following meanings: (a) “Affiliated Investment Vehicle” means any investment fund or investment vehicle sponsored by or affiliated with the Company Group (but excluding any portfolio company of any such Affiliated Investment Vehicle). (b) “Company Group” means, jointly and severally, the Company and each of its current and former subsidiaries, predecessors, acquired or merged entities. (c) “Confidential Information” means, without limitation, non-public corporate and mutual fund and other product: financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sales data, and pricing lists or schedules; client and business prospect identities and information (including, but not limited to, financial advisors and consultants and sales information); marketing strategies and methods; market analyses or projections; products, services, and the pricing for same; business plans, strategies, methods, templates, models, policies, and procedures; software, databases, hardware configurations, or other technology or tools created, developed, or compiled by the Company Group; formulas, discoveries, inventions, designs, improvements, concepts, and ideas; client, supplier, or other third party confidential

4 and/or proprietary information received in confidence by the Company Group and any information that may be subject to non-disclosure or confidentiality agreements between the Company Group and said parties; any confidential and privileged legal advice given to the Company Group, which legal privilege belongs to the Company Group; applicant and employee private or otherwise protected information or data obtained by Participant in connection with Participant’s employment with the Company, including, but not limited to, personal information contained in applications and resumes submitted to the Company Group and in performance evaluations, termination information and agreements not otherwise available outside of the Company Group; the Company Group’s internal reporting or organizational structure information and personnel lists; and the Company Group’s compensation structure and formula information (except with respect to Participant’s own compensation amount). (d) “Garden Leave” means any applicable period during which the Company Group requires Participant to not come to the Company Group’s offices and/or not continue to work and to refrain from performing any or all of Participant’s duties and responsibilities, as determined by the Company Group or any authorized member thereof. (e) “Government Agency” includes any U.S. or non-U.S. national, federal, provincial, regional, state, or local law enforcement or governmental agency, commission or legislative body, or self-regulatory organization, including, by way of representative example only, any securities, financial, employment and labor regulators, including the Securities and Exchange Commission (“SEC”), the National Labor Relations Board (“NLRB”), the United States Department of Labor, any Attorney General, and the Equal Employment Opportunity Commission. (f) “Protected Personnel” means any employee of the Company Group in the Restricted Area with whom Participant had business dealings during the Relevant Period and who either: (i) had direct business contact with clients or customers or prospective clients or customers as part of such employee’s day to day work or (ii) with whom Participant had direct contact during Participant’s employment with the Company Group. (g) “Protected Relations” means any person or business entity or organization, of whatever form, in the Restricted Area who or which is or was (i) an investor, business partner, client, customer, prospective client, prospective customer or other business partner or relationship, of the Company Group during the Relevant Period, or (ii) actively seeking to form a business relationship with the Company Group during the Relevant Period, provided that, in each case, Participant had contact with, actively participated in any attempt to Solicit the business of, or learned Confidential Information about such person or business entity or organization, as a result of Participant’s employment with the Company Group. (h) “Relevant Period” means the then-immediately preceding 12-month period ending no later than the date of Participant’s termination of service with the Company Group for any or no reason (or, where Participant is placed on Garden Leave, the then-immediately preceding 12-month period ending no later than the date of the commencement of such period of Garden Leave). (i) “Restricted Area” means any country or state in which any member of the Company Group operated during the Relevant Period and where Participant is or was engaged to provide services or materially involved in providing services. (j) “Restricted Period” means during Participant’s service to the Company Group and the 12-month period after the date of Participant’s termination of service with the Company Group (whether initiated by Participant or by the Company Group). The Restricted Period shall be reduced by any period spent on Garden Leave. (k) “Solicit” means to directly or indirectly contact or respond to any Protected Personnel or Protected Relations, using any form of oral, written, or electronic communication, including, but not limited to, email, regular mail, express mail, telephone, fax, instant messenger, text message, or social media, including, but not limited to Facebook, LinkedIn, Instagram or Twitter, or any other social media platform, whether or not in existence at the time of entering into this Exhibit A,

5 or meet with any person, whether in person or virtually, via Zoom, Microsoft Teams, WebEx or other video conference platform. 8. Survival. This Exhibit A shall survive the expiration or termination of Participant’s service and shall survive the expiration or termination of the Agreement. 9. Governing Law. This Exhibit A is governed by, and all disputes arising under or in connection with this Exhibit A shall be resolved in accordance with, the laws of the state of Delaware, without regard to its conflict of laws rules, to the extent not pre-empted by the federal laws of the United States of America. 10. Remedies. Participant acknowledges that Participant will have access to client confidential data, trade secrets, business-related information and business sensitive data and the Company Group will suffer irreparable harm as a result of a breach by Participant of the restrictive covenants contained within this Exhibit A for which an adequate monetary remedy does not exist and a remedy at law may prove to be inadequate. Accordingly, in the event of any actual or threatened breach by Participant of any provision of this Exhibit A, the Company Group will, in addition to any other remedies permitted by law, be entitled to obtain remedies in equity, including, without limitation, specific performance, injunctive relief, a temporary restraining order, and/or a permanent injunction in any court of competent jurisdiction, to prevent or otherwise restrain a breach of this Exhibit A. Such relief will be in addition to and not in substitution of any other remedies available to the Company Group.

APPENDIX 1 TO EXHIBIT A TO THE FRANKLIN RESOURCES, INC. AWARD AGREEMENT In addition to the terms and conditions set forth in the Agreement, Exhibit A, and the Notice of Award, the Award is subject to the terms and conditions set forth in this appendix (this “Appendix 1”). All defined terms contained in this Appendix 1 shall have the same meaning as set forth in Exhibit A or defined in this Appendix 1, as applicable. If Participant is assigned to an office in a jurisdiction identified in this Appendix 1, including, if on secondment, the office to which Participant is seconded, the law of the jurisdiction of such office will apply unless Participant resides in a jurisdiction identified in this Appendix 1 that requires application of such jurisdiction’s law, in which case, the law of such residence will apply. If Participant transfers assigned offices to a jurisdiction identified in this Appendix 1, the terms and conditions for such jurisdiction shall apply to the extent the Company Group determines, in its sole discretion (and notifies Participant of such determination), that the application of such terms and conditions is necessary or advisable to comply with local law, rules and regulations or to facilitate the operation and administration of the Award (or the Company Group may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer).

A-2 California • The following replaces Section 3(b) of Exhibit A: (b) Protected Relations Non-Solicit and Non-Interference. Without limiting Participant’s obligations under applicable law, during Participant’s service to the Company Group, Participant shall not, directly or indirectly (A) Solicit, induce, direct or attempt to Solicit, induce or direct any Protected Relation to cease doing business, reduce or otherwise limit its business with the Company Group or the Affiliated Investment Vehicles, or (B) take any action that may interfere with or adversely affect the relationship of the Company Group or the Affiliated Investment Vehicles with any Protected Relation. • The following replaces Section 9 of Exhibit A: 9. Governing Law. This Exhibit A is governed by, and all disputes arising under or in connection with this Exhibit A shall be resolved in accordance with, the laws of the state of California, without regard to its conflict of laws rules, to the extent not pre-empted by the federal laws of the United States of America.

A-3 Florida • The following replaces Section 3(b) of Exhibit A: (b) Protected Relations Non-Solicit and Non-Interference. Without limiting Participant’s obligations under applicable law, during the Restricted Period, Participant shall not, directly or indirectly (A) Solicit, induce, direct or attempt to Solicit, induce or direct any Protected Relation to cease doing business, reduce or otherwise limit its business with the Company Group or the Affiliated Investment Vehicles, or (B) take any action that may interfere with or adversely affect the relationship of the Company Group or the Affiliated Investment Vehicles with any Protected Relation; provided, that nothing contained in this Section 3(b) shall be deemed to prohibit Participant from providing services to any Protected Relation who seeks the services of Participant without any contact initiated by Participant.

A-4 New York • The following replaces Section 3(b) of Exhibit A: (b) Protected Relations Non-Solicit and Non-Interference. Without limiting Participant’s obligations under applicable law, during the Restricted Period, Participant shall not, directly or indirectly (A) Solicit, induce, direct or attempt to Solicit, induce or direct any Protected Relation to cease doing business, reduce or otherwise limit its business with the Company Group or the Affiliated Investment Vehicles, or (B) take any action that may interfere with or adversely affect the relationship of the Company Group or the Affiliated Investment Vehicles with any Protected Relation; provided, that nothing contained in this Section 3(b) shall be deemed to prohibit Participant from Soliciting the business of or performing any services for any Protected Relations with whom or which the Participant had initial contact prior to the commencement of Participant’s employment or service relationship with the Company Group. • The following replaces Section 7(e) of Exhibit A: (e) “Government Agency” includes any U.S. or non-U.S. national, federal, provincial, regional, state, or local law enforcement or governmental agency, commission or legislative body, or self-regulatory organization, including, by way of representative example only, any securities, financial, employment and labor regulators, including the Securities and Exchange Commission (“SEC”), the National Labor Relations Board (“NLRB”), the United States Department of Labor, any Attorney General, the Equal Employment Opportunity Commission, the New York State Division of Human Rights and the New York City Commission on Human Rights. • The following replaces Section 7(f) of Exhibit A: (f) “Protected Personnel” means any employee of the Company Group in the Restricted Area with whom Participant had business dealings during the Relevant Period and who had access to Confidential Information during their employment with the Company Group. • The following replaces Section 7(g) of Exhibit A: (g) “Protected Relations” means any person or business entity or organization, of whatever form, in the Restricted Area who or which is or was (i) an investor, business partner, client, customer, prospective client, prospective customer or other business partner or relationship, of the Company Group during the Relevant Period, or (ii) actively seeking to form a business relationship with the Company Group during the Relevant Period, provided that, in each case, Participant first had contact with, first actively participated in any attempt to Solicit the business of, or first learned Confidential Information about such person or business entity or organization, as a result of Participant’s employment with the Company Group.